UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

Dairy Fresh Farms , Inc.
(Name of Registrant As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Registrant)

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	1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dairy Fresh Farms , Inc.
413 Churchill Ave. N.
Ottawa, Ontario, Canada K1Z 5C7

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This notice and information statement (the “Information Statement”) will be mailed on or about _________, 2008 to the stockholders of record, as of _________, 2008, of Dairy Fresh Farms , Inc., a Nevada corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock (specifically, Cunningham-Adams Small Cap Fund I, S.R.L. a Barbados based registered operating hedge fund, administered owned by Toyma Capital Inc., a Canadian based corporate finance advisory firm and holding company managed controlled Jean-Francois Amyot Jean-Paul Amyot, who holds 52.7% of our common stock and our Board of Directors) and shall serve as our Annual Meeting. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement were as follows:

(1)
Elect Ian Morrice, Allen Soltis and Ron Evans, C.A to the Company's Board of Directors to hold office until the next Company's Annual Meeting of Stockholders or until his successor is duly elected and qualified; and

(2)	Ratify that the name of the Company was changed to Great Bear Oil and Gas Inc. ; and

(3)
Ratify an amendment to the Articles of Incorporation to create of a preferred stock and authorized one hundred million (100,000,000) preferred shares, increase the number of authorized shares to four hundred million common shares, and effect a one for ten reverse stock split, each action to be effective as of the filing of an amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State; and

(4)	Ratify the appointment of Jewett, Schwartz, Wolfe & Associates as the Company’s independent certified public accountant; and

(5)	Ratify the 2008 Stock Option Plan.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this notice carefully. It describes the essential terms of the election of the members of the Board of Directors, appointment of the auditors, ratification of board resolutions and amendment to the Articles to include a preferred stock. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING
WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Ian Morrice
Ian Morrice
CEO

_________, 2008

Dairy Fresh Farms , Inc.
413 Churchill Ave. N.
Ottawa, Ontario, Canada K1Z 5C7

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

(1)
Elect Ian Morrice, Allen Soltis and Ron Evans, C.A to the Company's Board of Directors to hold office until the next Company's Annual Meeting of Stockholders or until his successor is duly elected and qualified; and

(2)	Ratify that the name of the Company was changed to Great Bear Oil and Gas Inc.; and

(3)
Ratify an amendment to the Articles of Incorporation to increase the number of authorized shares to four hundred million common shares, Create of a preferred stock and authorized one hundred million (100,000,000) preferred shares, and effect a one for ten reverse stock split, each action to be effective as of the filing of an amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State; and

(4)	Ratify the appointment of Jewett, Schwartz, Wolfe & Associates as the Company’s independent certified public accountant; and

(5)	Ratify the 2008 Stock Option Plan.

The Board of Directors has fixed the close of business on ________, 2008, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business ________, 2008, the Record Date, are entitled to notice of the action to be effective on or about ________, 2008. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution (specifically, Cunningham-Adams Small Cap Fund I, S.R.L. controlled by ______________ who holds 52.7% of our common stockand our Board of Directors); and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•
Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

The Company

The Company was incorporated under the name of Northwest Horizon Corporation in the State of Nevada, United States of America on February 5, 2003. The name was changed to Dairy Fresh Farms Inc. on August 11, 2005.

The Company was in the development stage until January 1, 2005. The Company originally intended to establish itself as a transportation broker specializing in trucking as the efficient mode of transporting both raw materials and finished products to their destination; however as of December 17, 2004 the Board of Directors concluded that the Company would be unable to raise the necessary funds to proceed with this original plan.

On March 3, 2005, the Company merged via a reverse takeover with Dairy Fresh Technologies Ltd. Dairy Fresh Technologies Ltd. was incorporated under the Canada Business Corporations Act on May 14, 2002 to develop and exploit a unique patented dairy process in Canada. This patent, "Dairy Fresh Farms ™" produces monounsaturated-enhanced dairy products.

Our principal executive office is located at 413 Churchill Avenue N. Ottawa, Ontario, Canada, K1Z 5C7 and our telephone number is 613-724-2484. The URL for our website is http://www.dairyfresh.ca.

Business

Dairy Fresh Technologies Ltd. have the exclusive license in Canada to develop and exploit the patented formula for a healthy milk based product “Dairy Fresh Farms”.

The product was developed in Sydney, Australia where, in management’s opinion, it has achieved outstanding results.

We are in the business of Licensing “Dairy Fresh Farms™” and developing licensing agreements for the manufacture and distribution of its innovative dairy products. The Canadian Heart and Stroke Foundation’s has provided a “Health Check” of approval on “Dairy Fresh Farms™”

“Dairy Fresh Farms™” is a patented technology that produces monounsaturated-enhanced dairy products. This breakthrough technology transforms low fat dairy products into creamy great tasting healthy products. The US Government’s National Cholesterol Education Program (NCEP) Guidelines (May 15, 2001) recommended that up to 80% of total caloric intake through fat be consumed as monounsaturated fats to lower serum cholesterol.

“Canola has a very low level of saturated fatty acids, a high level of monounsaturated fatty acids and the essential Omega-3s. Adding canola oil to skim milk adds these nutritional components, along with Vitamin E and K, without compromising the taste. Canola would also complement the ‘mouth feel’ of a much higher fat level milk product without adding cholesterol to the drinker’s diet.” (Alberta Canola Producers Commission)

“31%, or 90 million people, in North America have lactose maldigestion”. (Journal of the American College of Nutrition Vol. 20, No. 2, 198S-207S, 2001) “Dairy Fresh Farms™” meets this market demand.

“Dairy Fresh Farms™” is Trans Fat Free - “Like saturated fat (the kind mainly found in dairy products and meat and poultry), trans fat has been shown to boost levels of the artery-clogging LDL- cholesterol or ‘bad’ cholesterol. And to make matters worse, trans fat also lowers the amount of the protective HDL-cholesterol (the ‘good’ cholesterol) in the blood - a double whammy that makes foods high in trans fat much more of a threat to heart health than those previously avoided by the cholesterol-conscious.” (Rosie Schwartz, dietician, Jan. 2004, Ottawa Citizen)

Manufacturing

All of Dairy Fresh Farms ingredients will be supplied, in branded packaging, by two major suppliers to our manufacturing co-packing plant. The plant will be responsible for purchasing ingredients off these approved Dairy Fresh Farms suppliers.

The products

The following are a brief description of our products:

·	Regular Milk Beverage

·	Lactose Reduced Milk Beverage

·	Field Trials for Premium Ice Cream with Omega-3s

“Dairy Fresh Farms™” is a patented technology that produces monounsaturated-enhanced dairy products. This breakthrough technology transforms low fat dairy products into creamy great tasting healthy products.

The US Government’s NCEP Guidelines (May 15, 2001) recommended that up to 80% of total caloric intake through fat be consumed as monounsaturated fats to lower serum cholesterol.

“Canola has a very low level of saturated fatty acids, a high level of monounsaturated fatty acids and the essential Omega-3s. Adding canola oil to skim milk adds these nutritional components, along with Vitamin E and K, without compromising the taste. Canola would also complement the ‘mouth feel’ of a much higher fat level milk product without adding cholesterol to the drinker’s diet.” (Alberta Canola Producers Commission) “31%, or 90 million people, in North America have lactose maldigestion”. (Journal of the American College of Nutrition Vol. 20, No. 2, 198S-207S, 2001) “Dairy Fresh Farms™” meets this market demand.

The following product extensions are also possible with additional development: monounsaturated-enhanced ice cream, soft-serve, frozen desserts, cultured products, cottage cheeses, coffee creamers, spreads, sour creams, cream cheeses, dips, weight loss drinks and dairy organics. These additional products will be developed once we have created a bridgehead with the liquid milk into the market. Our goal is to concentrate our efforts and focus on one product at a time so as to not stray from the business model. These additional product extensions are suggested purely as examples of the total size of food basket we are aiming at.

Government regulations

Our operations may be, directly or indirectly, subject to Canadian and United States federal, state or local laws. These Canadian and United States regulations will subject us to increased regulation costs, and possibly fines or restrictions on conducting our operations. In addition, potential future foreign markets have different regulations related to the environment, labor relations, currency fluctuations, exchange controls, customs, foreign tax increases, import and export, investment and taxation which will also subject us to increased regulation costs and possibly fines or restrictions on conducting our operations. If we are unable to meet the requirements of the regulations in any jurisdictions, our operations in such jurisdictions may be delayed or prohibited. Any of these regulations may increase our costs and negatively affect our potential profitability.

Canada’s Health Check™ symbol

Dairy Fresh Farms™ milk beverages carry the Heart and Stroke Foundation of Canada’s Health Check™ symbol which tells consumers Dairy Fresh Farms™ is a healthy choice; it meets the Health Check™ nutrition criteria which are based on Canada’s Food Guide to Healthy Eating.

Trademarks, Patents & Licenses

“Dairy Fresh Farms™” is a patented technology that produces monounsaturated-enhanced dairy products.

Great Bear Explorations Inc.

On October 23, 2007, Dairy Fresh Farms, Inc. (the “Company”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Great Bear Explorations Inc., an Alberta, Canada corporation (“GBE”).

Great Bear Explorations Inc. is a Canadian oil and gas exploration business. This corporation has recently acquired a 35% interest in Peace East Energy Corp, which has joint venture and farm out agreements with the Tall Cree First Nation. The agreements provide for Peace East to participate in oil and gas activities on the First Nation Reserve lands (approximately 8,200 ha.) and to post and bid on other lands that have been extensively analyzed by the Peace East over the last 18 months. The “Peace East” area is located in North Western Alberta.
An extensive Business Plan is being developed for the Great Bear Exploration side of the business.

Great Bear Oil and Gas enjoys a historical relationship with the Tall Cree First Nations Band, with their geographic centre loosely based out of Fort Vermilion, Northern Alberta, Canada. This historical relationship is based out of past cooperation in the forestry and mining sectors throughout the 90’s.

Together we are financing and developing oil and gas resources on First Nations lands and on certain Provincial lands that are the subject of outstanding land claims.

We share a key objective to create a sustainable economy for all concerned.

Opening these oil and gas properties to the world markets ensures that new funds will flow through to each individual band member ensuring long-term economic benefits.

Included in this plan is the task of providing comprehensive training for the individual Band Members in a wide range of career fields including: construction estimating, pipeline construction, well site maintenance, environmental assessment and environmental reclamation as well as archeological site impact assessment.

Together we will add value to Albert’s skilled labor pool and enhance Northern Alberta’s regional economy.

ITEM 2. DESCRIPION OF PROPERTY

The lease of office space ended on September 30th 2005 we are now on a month to month lease with the landlord while we negotiate a new lease. Our lease is currently based on $18,000 per year pro-rated per month. Management anticipates that future lease payments will be budgeted approximately as follows:

Year ended December 31,

2007	$22,000
2008	$24,200 Budgeted
2009	$26,600 Budgeted

ITEM 3. LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

ITEM 4. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

There were no submissions of matters to security holders in the fourth quarter of 2007. Although we filed a proxy statement in September, 2007, the meeting was postponed as a consequence of the anticipated merger with Great Bear Explorations Inc. Cunningham-Adams Small Cap Fund I, S.R.L. who holds 52.7% of our common stock and our Board of Directors voted in favor of the matters herein.

PART II

ITEM 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSIENSS ISSUER PURCASHES OF EQUITY SECURITIES

Dairy Fresh's common stock trades on the Over the Counter Bulletin Board under the stock symbol DYFR.OB. Until December 1, 2006, the Company’s common stock traded on the “pink sheets.” The high and low closing bid information for our common stock is based on information received from Bloomberg L.P., Pinksheets.com and Market Services, and a company market maker.

Quarter Ended	High	Low

Fiscal year 2006

March 31, 2006	$0.78	$0.78
June 30, 2006	$0.76	$0.58
September 30, 2006	$0.58	$0.25
December 31, 2006	$0.25	$0.07

Fiscal year 2007

March 31, 2007	$0.07	$0.07
June 30, 2007	$0.07	$0.07
September 30, 2007	$0.03	$0.03
December 31, 2007	$0.18	$0.18

Fiscal year 2008

March 31, 2008	$0.06	$0.06

The quotations set forth above reflect inter-dealer prices, without retail markup, markdown, or commission, and may not necessarily represent actual transactions. The shares of common stock are being offered for sale by the selling stockholders at prices established on the "OTCBB” or, previously, “pink sheets" or in negotiated transactions during the term of this offering. These prices will fluctuate based on the demand for the shares.

As of June 12, 2008 there were approximately 149 holders of record of our common stock.

Holders of our common stock are entitled to cash dividends when, as may be declared by the board of directors. We do not intend to pay any dividends in the foreseeable future and investors should not rely on an investment in us if they require dividend income. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of our board of directors and will be based upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. There can be no assurance that cash dividends of any kind will ever be paid.

Recent sales of unregistered securities

As of December 31, 2007 we completed a Securities Purchase Agreement with accredited investors for the sale of $952,000 of our convertible debentures. The convertible debentures were converted to shares of our common stock at one share of common stock for each $.70 in debentures. The offer and sale of such securities were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act and in Section 4(2) of the Securities Act, based on the following: (a) the investors confirmed to us that they were “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investors were provided with certain disclosure materials and all other information requested with respect to our Company; (d) the investors acknowledged that all securities being purchased were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act. For non-United States entities, we completed the offering pursuant to Rule 903 of Regulation S (i.e., Category 3) of the Securities Act. Each purchaser represented to us in the subscription agreement that he was a non-U.S. person as defined in Regulation S. We did not engage in a distribution of this offering in the United States. Each purchaser represented his intention to acquire the securities for investment only and not with a view toward distribution. Each purchaser represented to us that he will resell such securities only in accordance with the provisions of Regulation S which prohibit sales to or for the benefit of a U.S. person, pursuant to registration under the Act, or pursuant to an available exemption from registration and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act. Appropriate legends were affixed to the stock certificate issued to each purchaser in accordance with Regulation S which, among other things, precludes transfers except as provided above. Each purchaser was given adequate access to sufficient information about us to make an informed investment decision. None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved. Each subscription agreement precluded transfer except under the above conditions. No registration rights were granted to any of the purchasers.

We did not utilize an underwriter for any of the foregoing.

Effective February 8, 2007, Dairy Fresh Farms Inc. (the “Company”) engaged Tertium Capital Inc., a Barbados corporation, for certain advisory services, including but not limited to analyzing, structuring, negotiating and effecting a proposed financing transaction and preparation of corporate materials such as business plans and corporate presentation. As consideration for these services, Tertium Capital Inc., have received 1,805,000 shares of the Company’s common stock, valued at $0.30 per share.

In addition, the Company issued an additional 1,400,000 to Tertium Capital Inc. for prospective services provided in developing markets for the Company products in Russia, Israel and Italy along with strategic partnering advice and consultation with pre-selected industry players who can offer both production capacity and distribution networks. Such shares shall vest based on benchmarks established between the Company and Tertium Capital Inc.

The consideration paid to Tertium Capital Inc. of such shares of our common stock were effected in reliance on the exemptions for sales of securities not involving a public offering, in reliance upon Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) , based on the following: (a) Tertium Capital Inc. confirmed to us that they were "accredited investors," as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) Tertium Capital Inc. was provided with certain disclosure materials and all other information requested with respect to our Company; (d) Tertium Capital Inc. acknowledged that all securities being issued were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act. Tertium Capital Inc., in conjunction with the issuance of common shares pursuant to Rule 903(a) and (b)(3) of Regulation S represented to us that Tertium Capital Inc. resided outside of, and were not citizens of, the United States. We did not engage in a distribution of this offering in the United States. Tertium Capital Inc. represented its intention to acquire the securities for investment only and not with a view towards distribution. Appropriate legends have been affixed to the stock certificate issued to Tertium Capital Inc. in accordance with Regulation S.

On February 8, 2007, we issued 407,000 shares to Midland Baring Ltd., in exchange for a loan received of $63,000 from 2006 and $59,000 in costs incurred for their work in obtaining the listing in Frankfurt. The issuance of such shares of our common stock were effected in reliance on the exemptions for sales of securities not involving a public offering, in reliance upon Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) , based on the following: (a) Midland Baring Ltd. confirmed to us that they were "accredited investors," as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) Midland Baring Ltd. was provided with certain disclosure materials and all other information requested with respect to our Company; (d) Midland Baring Ltd. acknowledged that all securities being issued were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act. Midland Baring Ltd., in conjunction with the issuance of common shares pursuant to Rule 903(a) and (b)(3) of Regulation S represented to us that Midland Baring Ltd. resided outside of, and were not citizens of, the United States. We did not engage in a distribution of this offering in the United States. Midland Baring Ltd. represented its intention to acquire the securities for investment only and not with a view towards distribution. Appropriate legends have been affixed to the stock certificate issued to Midland Baring Ltd. in accordance with Regulation S.

On October 23, 2007, we entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Great Bear Explorations Inc., an Alberta, Canada corporation (“GBE”). Pursuant to the terms and conditions of the Merger Agreement, GBE merged with and into our company (the “Merger”).

Also as a result of the Merger all of the outstanding shares of GBE common stock were converted into the right to receive, on a pro rata basis, thirty million (30,000,000) shares of our common stock as set forth in the Merger Agreement.

Also as a result of a Flow Through raise we issued 3,893,743 shares of our common stock with a value of $0.07 per share as of January 8th, 2008.

Dividends

We may never pay any dividends to our shareholders. We did not declare any dividends for the year ended December 31, 2007. Our Board of Directors does not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the Board of Directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the Board of Directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERARION

Management’s Discussion and Analysis contains various “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events or the future financial performance of the Company that involve risks and uncertainties. Certain statements included herein, including, without limitation, statements related to anticipated cash flow sources and uses, and words including but not limited to “anticipates”, “believes”, “plans”, “expects”, “future” and similar statements or expressions, identify forward looking statements. Any forward-looking statements herein are subject to certain risks and uncertainties in the Company’s business, including but not limited to, reliance on key customers and competition in its markets, market demand, product performance, technological developments, maintenance of relationships with key suppliers, difficulties of hiring or retaining key personnel and any changes in current accounting rules, all of which may be beyond the control of the Company. The Company adopted at management’s discretion, the most conservative recognition of revenue based on the most astringent guidelines of the SEC in terms of recognition of recurring revenue. Management will elect additional changes to revenue recognition to comply with the most conservative SEC recognition on a forward going accrual basis as the model is replicated with other similar markets (i.e. SBDC). The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth therein.

Forward-looking statements involve risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors and risks that could affect our results and achievements and cause them to materially differ from those contained in the forward-looking statements include those identified in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007, as well as other factors that we are currently unable to identify or quantify, but that may exist in the future.

In addition, the foregoing factors may affect generally our business, results of operations and financial position. Forward-looking statements speak only as of the date the statement was made. We do not undertake and specifically decline any obligation to update any forward-looking statements.

Company’s overview

Dairy Fresh Farms Inc. (“Dairy Fresh” or the “Company”) and its wholly owned subsidiary, Dairy Fresh Technologies Ltd., have the exclusive license in Canada to develop and exploit the patented formula for a healthy milk based product ”Dairy Fresh Farms”. The Company launched a test trial of 2-litre regular milk and a 1-litre lactose free product with Canada Safeway stores in Western Canada during the period of January 2005 to December 2005.

Dairy Fresh Farms is an all natural process resulting in a healthier milk based product which is low in cholesterol, trans fat free, lactose free, low in saturated fat, 99% fat free and has high levels of omega 6 and 3 and monounsaturated fat enhanced without compromising great taste.

The Company realized that the opportunities in its current business is one that is evolving. The business model which originally included just the dairy side has also expanded into a new area. That being said interest for funding the original dairy business is still high. The company is continuing to keep its trademarks and business associations current. These include the Canadian Heart and Stroke Foundation “Health Check TM” and the its “Dairy Fresh Farms TM” plus “New Generation TM” and “Drink to your hearts content TM”.

The Company realizes that it has to look at different opportunities in order to expand on it’s current business plan and to provide for the long term success of the Company. After a considerable and lengthy overview of opportunities, management determined that it would be in the best interests of the Company and its shareholders to enter into an agreement to merge an operating entity into the Company.

On October 23, 2007, we entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Great Bear Explorations Inc., an Alberta, Canada corporation (“GBE”). Pursuant to the terms and conditions of the Merger Agreement, GBE merged with and into our company (the “Merger”).

Also as a result of the Merger all of the outstanding shares of GBE common stock were converted into the right to receive, on a pro rata basis, thirty million (30,000,000) shares of our common stock as set forth in the Merger Agreement.

Great Bear Explorations Inc. is a development stage Canadian company engaged in the oil and gas exploration industry. This corporation has acquired a 35% interest in Peace East Energy Corp, whose assets consists of primarily joint venture and farm out agreements in North Central Alberta Canada. These agreements provide for Peace East to participate in oil and gas activities on certain property (approximately 8,200 ha.) and to post and bid on other properties that have been extensively analyzed by the Peace East over the last 18 months. In addition Peace East has given Great Bear Exploration first right of refusal for the remaining 65%. The geographical areas of interests of these agreements are situated in the north central area of Alberta, Canada.

A more detailed business plan is being developed which incorporates the Great Bear piece of the business in the overall plan.

Critical accounting policies and estimates

Our discussion and analysis of our financial condition and results of operations are based on our condensed consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires application of management’s subjective judgments, often requiring the need to make estimates about the effect of matters that are inherently uncertain and may change in the subsequent periods. Our actual results may differ substantially from these estimates under different assumptions or conditions. While our significant accounting policies are described in more detail in the notes to the condensed consolidated financial statements included in the Form 10-KSB for the year ended December 31, 2006, we believe that the following accounting policies require the application of significant judgments and estimates.
Plan of operation

The plan of operation for the Company was developed over a three-year period. Management started by studying the Australian experience as it related to the Canadian market place. Significant sales numbers had been delivered out of Sydney, Australia but with both market changes and potential differing Canadian tastes management decided to take another approach to tackling the Canadian market. Camelford Graham Research Group undertook an independent market research study. This study was conducted in Vancouver, British Columbia and Montreal, Quebec. The results from the study were published in December 2003 with resulting findings focusing our operations on several very important areas.

First, the size of the opportunity was much larger than originally anticipated due to the intent to purchase numbers that resulted from this study. This meant that management had to revise the packing sizes for the Dairy Fresh Farms upwards to accommodate the anticipated demand.

Second, the study directed management to launch in Western Canada as a first step into the rest of the country. It was perceived that the logistics and more importantly the market reception would be very favorable with a product launch in the West. This decision was also reinforced with the effort and support that Canada Safeway stores and their manufacturing division Lucerne Foods gave our group with initial manufacturing test runs and distribution expertise.

Finally, it was felt that perfecting the launch strategy in Western Canada would give Dairy Fresh Farms a strong base of operations prior to moving into the much larger and diverse markets of both Ontario and Quebec.

We finished our test launch in December 2005. We are currently actively seeking new financing. When the financing is completed, we will resume our production and distribution plan for Western Canada and the rest of Canada.

Assuming our funding is raised, we intend to focus our efforts over the next 12 months primarily on our business opportunities in Western Canada. If we are not able to raise additional funds on a timely basis, any progress with respect to our product and product lines will be limited and our potential revenues will be adversely affected.

In additions, management will be devoting time to expanding the operations of our newly acquired business, Great Bear Explorations in conjunction with a corresponding business plan.

RESULTS OF OPERATIONS

Fluctuations in operating results

Our results of operations have fluctuated significantly from period to period and are likely to continue to do so in the future. We anticipate that our annual results of operations will be impacted for the foreseeable future by several factors including the progress and timing of expenditures related to product launches. Due to these fluctuations, we believe that the period-to-period comparisons of our operating results are not a good indication of our future performance.

Off-Balance Sheet Arrangements

The Company did not engage in any off-balance sheet arrangements during the quarter ended December 31, 2007.

Liquidity and Capital Resources

At December 31, 2007, we have an accumulated deficit of $6,037,555 and we expect to incur additional losses in the short term at least until such time, if ever, that our products are manufactured and marketed profitably. We have financed our operations since inception primarily through the private placements of equity and debt securities.

At December 31, 2007 we have $299,665 in cash.

Assuming our funding is raised, we intend to focus our efforts over the next twelve months on creating and entering into marketing and sales agreements in the Canadian marketplace. In such event, if we are unable to raise additional funds on a timely basis or at all, any progress with respect to our products and, therefore, our potential revenues, would be adversely affected.

In the event that our plans change, our assumptions change or prove inaccurate, or if our existing cash resources, together with other funding resources including anticipated sales of our products, otherwise prove to be insufficient to fund our operations, we could be required to seek additional financing. We have no current arrangements with respect to sources of additional financing.

The auditors’ report on the Company’s consolidated financial statements as of December 31, 2007 states that the net loss incurred during the year ended December 31, 2007, the accumulated deficit as of that date, and the other factors described in Note 2 to the consolidated financial statements included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007, raise substantial doubt about the Company’s ability to continue as a going concern. The auditors’ report on the Company’s financial statements for the year ended December 31, 2006 contained a similar statement. The consolidated financial statements have been prepared assuming the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

On October 23, 2007, we entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Great Bear Explorations Inc., an Alberta, Canada corporation (“GBE”). Pursuant to the terms and conditions of the Merger Agreement, GBE merged with and into our company (the “Merger”).

Also as a result of the Merger all of the outstanding shares of GBE common stock were converted into the right to receive, on a pro rata basis, thirty million (30,000,000) shares of our common stock as set forth in the Merger Agreement.

Great Bear Explorations Inc.

Great Bear Explorations Inc. is a development stage Canadian company engaged in the oil and gas exploration industry. This corporation has acquired a 35% interest in Peace East Energy Corp, whose assets consists of primarily joint venture and farm out agreements in North Central Alberta Canada. These agreements provide for Peace East to participate in oil and gas activities on certain property (approximately 8,200 ha.) and to post and bid on other properties that have been extensively analyzed by the Peace East over the last 18 months. In addition Peace East has given Great Bear Exploration first right of refusal for the remaining 65%. The geographical areas of interests of these agreements are situated in the north central area of Alberta, Canada.

Great Bear Oil and Gas enjoys a historical relationship with the Tall Cree First Nations Band, with their geographic centre loosely based out of Fort Vermilion, Northern Alberta, Canada. This historical relationship is based out of past cooperation in the forestry and mining sectors throughout the 90’s.

Together we are financing and developing oil and gas resources on First Nations lands and on certain Provincial lands that are the subject of outstanding land claims.

We share a key objective to create a sustainable economy for all concerned.

Opening these oil and gas properties to the world markets ensures that new funds will flow through to each individual band member ensuring long-term economic benefits.

Included in this plan is the task of providing comprehensive training for the individual Band Members in a wide range of career fields including: construction estimating, pipeline construction, well site maintenance, environmental assessment and environmental reclamation as well as archeological site impact assessment.

Together we will add value to Albert’s skilled labor pool and enhance Northern Alberta’s regional economy.

Our partners, the Tall Cree First Nations Band, are based and live on 5 widely spaced reservations and act as islands within a wider Tall Cree First Nations Band Traditional Land-use Area of approximately 6,000,000 acres. Our mandate at Great Bear Oil and Gas is to build on our land lease base of 8 sections (each section represents 640 acres or 1 square mile) with our mandate allowing us to acquire up to 531 sections of both On and Off Reservation property representing (339,840 acres or 531 square miles).

We need to raise money for four key areas of our business. The first area is the acquisition of the remaining 65% of the Peace East project to ensure 100% ownership of the project moving forward; the second is to raise funds to purchase the remaining 531 square miles of territory in our mandate; the third area is again part of our mandate once the lands have been purchased and that is to ensure that we comply with our exploratory drilling and Seismic requirements over the next 12 months and the final area is to raise funds for general operations. Hence the need to increase the share float and do the reverse split on the share base.

In summary, we believe that Great Bear Oil and Gas is a remarkable opportunity by any measure. The company has established a mutually beneficial relationship with our First Nations Partners. Oil and Gas are essential commodities in an expanding international market. Our property is located in the Southern-end in close proximity to major pipelines and infrastructure including paved roads, air fields and supplies.

Management believes that the future of Canadian Oil and Gas is in Northern Alberta with the Tall Cree property at the Northern tip of the Athabasca Oil Sands as well as a number of promising shallow gas areas offering great opportunity to our shareholders.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Dairy Fresh’s common stock trades on the Over the Counter Bulletin Board under the stock symbol DYFR.OB. The high and low closing bid information for our common stock is based on information received from Bloomberg L.P., Pinksheets.com and Market Services, and a company market maker.

Quarter Ended	High	Low

December 31, 2005	$0.78	$0.78

Fiscal year 2006

March 31, 2006	$0.78	$0.78
June 30, 2006	$0.76	$0.58
September 30, 2006	$0.58	$0.25
December 31, 2006	$0.25	$0.07

Fiscal year 2007

March 31, 2007	$0.77	$0.77
June 30, 2007	$0.40	$0.40
September 30, 2007	$0.40	$0.40
December 31, 2007	$0.125	$0.125

Fiscal year 2008

March 31, 2008	$0.07	$0.07

The quotations set forth above reflect inter-dealer prices, without retail markup, markdown, or commission, and may not necessarily represent actual transactions. The shares of common stock are being offered for sale by the selling stockholders at prices established on the “pink sheets” or in negotiated transactions during the term of this offering. These prices will fluctuate based on the demand for the shares.

Holders of our common stock are entitled to cash dividends when, as may be declared by the board of directors. We do not intend to pay any dividends in the foreseeable future and investors should not rely on an investment in us if they require dividend income. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of our board of directors and will be based upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. There can be no assurance that cash dividends of any kind will ever be paid.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of June 19, 2008 for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors (and former directors, as applicable); (3) each of our named executive officers (and former officers, as applicable) as defined in Item 402(a)(2) of Regulation S-B; and (4) our directors and executive officers as a group. To the best of our knowledge, each stockholder identified below has voting and investment power with respect to all shares of common stock shown, unless community property laws or footnotes to this table are applicable.

Name of Shareholder	Number of Shares Owned*		Percentage
Ian Morrice	1,576,810	(a)	2.8%
Ron Evans, C.A.	0		0%
Allen Soltis	0		0%
Cunningham-Adams Small Cap Fund I, S.R.L. (2)	30,000,000		52.7%

Total Shares Held by Directors, Officer, Control and or Affiliates	31,576,810		55.5%

* based on 56,883,478 shares issued and outstanding as at June 19, 2008.

(1) Ian Morrice through an arms length trust and Trumpeter Ltd.
(2) Cunningham-Adams Small Cap Fund I, S.R.L is a Barbados based registered operating hedge fund, administered owned by Toyma Capital Inc., a Canadian based corporate finance advisory firm and holding company managed controlled Jean-Francois Amyot Jean-Paul Amyot.

EXECUTIVE COMPENSATION

The following table sets forth for the years ended December 31, 2007 and 2006 the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our three other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000. No other officer had compensation of $100,000 or more for the years ended December 31, 2007 and 2006.

	Annual Compensation			Long Term Compensation
				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award (s)	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compen-sation
Robert C. Harrison	2007	$100,000	-	-	-	-	-	-
Past CEO*	2006	$100,000

Ian C. Morrice	2007	$100,000	-	-	-	-	-	-
CEO Executive VP*	2006	$100,000

* Compensation is earned through management agreements with the Company.

Board Committees and Independence

All of the directors serve until the next annual meeting of common shareholders and until their successors are elected and qualified by our common shareholders, or until their earlier death, retirement, resignation or removal. Our Bylaws authorized the Board of Directors to designate from among its members one or more committees and alternate members thereof, as they deem desirable, each consisting of one or more of the directors, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution.

Our Board of Directors has established an Audit Committee, and a Compensation Committee.

Audit Committee

The principal functions of an Audit Committee are to recommend the annual appointment of the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures.

Ron Evans, C.A, Allen Soltis and Ian Morrice comprise the current members of the Audit Committee.

Compensation Committee

The principal functions of a Compensation Committee are to review and recommend compensation and benefits for the executives of the Company.

Ron Evans, C.A, Allen Soltis and Ian Morrice comprise the current members of the Compensation Committee.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company. A copy of our code of ethics was filed with or filing on Form 10-KSB, filed on May 26, 2006.

Outstanding Equity Awards At Fiscal Year-End Table

None.

Option Exercises And Stock Vested Table

None.

PENSION BENEFITS TABLE

None.

Nonqualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

There are no existing or planned option/SAR grants.

Employment Agreements

The management agreement for Ian C. Morrice is for a period of three years and provides for an annual salary of $100,000 USD. In addition, Mr. Morrice will receive standard benefits and any bonus as determined by our Board of Directors. A new employment agreement is in front of the compensation committee and will be ratified at the next board meeting. The effective date of the new contract was January 1, 2007.

Related Party Transactions

The Company entered into the following related party transactions. These transactions were concluded in the normal course of operations at the exchange amount, which is the amount established and accepted by the parties.

	2007	2006
	$	$
Expenses
Management fees (a)	307,205	350,883
Amounts due to and due from related parties
Amount due from companies under common control (b)	15,522	8,896
Amount due to companies under common control (c)	-	6,691

(a) During the years ended December 31, 2007 and December 31, 2006, the Company incurred management services to four companies controlled by officers of the Company. The management fees payable are $355,314 as at December 31, 2007 and $213,910 as at December 31, 2006.

(b) The Company paid legal expenses for a company under common control during the years ended December 31, 2007 and 2006 resulting in the above amount receivable from companies under common control.

(c) The Company incurred royalty expense to Dairy One Technologies Limited, a company under common control, in the amount of $Nil (2006 - $Nil).

(d) Related parties or other entities affiliated with Great Bear paid approx $600,000 and $1,600,000 in expenses relating to oil and gas properties and agreements that had been entered into. The balance of the loans payable to affiliates as of December 31, 2007 and 2006 was $1,284,857 and $1,623,554. The balance as of December 31, 2007 is net of the amounts paid in connection with the Peace East agreement of $1,019,400.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

Raymond Chabot Grant Thornton LLP ("RCGT") has audited the Company's financial statements annually since December 31, 2004. Fees related to services performed by RCGT in 200 were as follows:

2006
Audit Fees (1)	$55,605
Audit-Related Fees	-0-
Tax Fees (2)	-0-
All Other Fees (3)	-0-
Total	$35,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)	Tax fees principally included tax advice, tax planning and tax return preparation.

(3)	Other fees related to registration statement reviews and comments.

Effective May 1, 2007, we engaged Jewett, Schwartz, Wolfe & Associates as our new independent registered public accounting firm to audit the years ended December 31, 2006 and December 31, 2007. Fees related to services performed by Jewett, Schwartz, Wolfe & Associates in 2007 were as follows:

2007
Audit Fees (1)	$35,000
Audit-Related Fees	-0-
Tax Fees (2)	-0-
All Other Fees (3)	-0-
Total	$35,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)	Tax fees principally included tax advice, tax planning and tax return preparation.

(3)	Other fees related to registration

ELECTION OF DIRECTORS

At the Annual Meeting, three directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Directors are elected by a plurality of votes cast. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Name	Age	Position
Allen Soltis	52	COO, Director
Ron Evans	46	CFO, Director
Ian Morrice	49	CEO, Director

Business Experience

All of our directors serve until their successors are elected and qualified by our shareholders, or until their earlier death, retirement, resignation or removal. The following is a brief description of the business experience of our executive officers, director and significant employees:

Ian Morrice, President, Director

Mr. Morrice, our current CEO, was appointed Executive Vice President of the Company January 1, 2002 and Director in March 2006. Prior to this he was Founder, Chairman and CEO of Pritchard Morrice Inc., a private company that specialized in Environmental site work (1982-1998).Mr. Morrice also founded Rare Earth Environmental (1991 to present) and is past Director of Palladium Foods Inc. (Corel Centre) and Hard Rock the Byward Market Inc.
He is Co-Founder of the Ottawa Senators NHL Hockey Team. He is currently a member of the Farmers Federation of Ontario 1998 to present. His educational background includes B.A. Honors from Carleton University, Ottawa 1978-1982 in Urban Studies with postgraduate work in Demographics, Remote Sensing, Cartography and Resource Management.

Ron Evans, C.A., Chief Financial Officer

Ron Evans has been the Chief Financial Officer of Great Bear Explorations Inc. since 2005 and is a member of the Board of Directors and Chief Financial Officer of Lotta Coal, Inc. since February, 2007. Mr. Evans is a member of the Board of Directors and Chief Financial Officer of Synergy Oil & Gas, Inc. from January 2005 to present. Mr. Evans was a chartered accountant and partner in a Vancouver-based insolvency and restructuring practice, Choo Manning, Inc. and D. Manning & Associates, Inc. from June 2001 through July 2007. Mr. Evans has more than 25 years professional and business experience in Canada and New Zealand, including receiverships, viability assessments, business restructuring and workouts, forensic accounting and due diligence. Mr. Evans has advised and/or been actively involved as a principal in numerous business startups and in restructuring activities over the last ten years, and in his professional capacity consults to institutions and shareholder groups both on formal appointments as Receiver (either by Court or Client appointment) and on viability and turnaround strategies for businesses in financial distress or with shareholder or other disputes that threaten the financial stability of the business.

Allen Soltis, Chief Operating Officer

Allen Soltis has been a director and Chief Operating Officer of Great Bear Explorations Inc. since 2005. Mr. Soultis worked for Synergy from 2004 through the present. In addition, he worked as an independent Forestry Facility consultant from 1995 to 2005. He brings over 25 years of business experience, primarily in the area of negotiations with First Nations groups in British Columbia, Alberta and Saskatchewan, including the drafting of co-management agreements, and negotiations involving resource development and treaty issues. Mr. Soltis has worked on a large number projects involving different resources in the past, and was part of a team that explored and drilled natural gas wells in the Cummings and Viking Zones in the Grand Prairie area. He has been the team leader for consultants to oil companies in negotiations for land rights and acquisition, and has successfully acquired for such companies over 300,000 ha of land for exploration.

Family Relationships

There are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

This action has been approved by the Board and the written consent of the holders of the majority of the outstanding voting capital stock of the Company.

AMEND THE ARTICLES OF INCORPORATION TO
CHANGE OF NAME OF THE COMPANY

Our primary business has been to develop and exploit a unique patented dairy process in Canada. Our Board of Directors and the holders of the majority of the outstanding voting capital stock of the Company recognized that our business on a going forward basis would be not be sufficiently profitable to not enhance the value for our shareholders. Consequently, the Company merged with Great Bear Explorations Inc. as a means to diversify the Company’s business. Accordingly, Our Board of Directors and the holders of the majority of the outstanding voting capital stock of the Company believe that changing our name to Great Bear Oil and Gas Inc. will better reflect the new primary business of the Company.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors selected Jewett, Schwartz, Wolfe & Associates as the Company's independent certified public accountants for the fiscal year ending December 31, 2008. Jewett, Schwartz, Wolfe & Associates has acted in this capacity since its appointment on May 1, 2007. The engagement of Jewett, Schwartz, Wolfe & Associates is subject to ratification by the Company’s stockholders, which requires the affirmative vote of a majority of the votes cast.
RATIFICATION OF AN INCREASE IN AUTHORIZED COMMON STOCK, A REVERSE SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AND AUTHORIZATION OF PREFERRED SHARES

INCREASE IN AUTHORIZED COMMON STOCK

We are authorized to issue 150,000,000 shares of common stock, par value $.001 per share. Following becoming effective after we file Articles of Amendment to our Articles of Incorporation, we will be authorized to issue up to 400,000,000 shares of common stock, par value $0.001, and 100,000,000 shares of preferred stock, $0.001 par value.

Our Board of Directors believes the current number of our authorized but unissued shares of common stock available is not sufficient to enable us to respond to potential business and financing opportunities and pursue important objectives that may present themselves. Accordingly, our Board of Directors believes it is in our best interests to increase the number of authorized but unissued shares of our common stock. Our Board of Directors also believes that an increase in the number of authorized but unissued shares of our common stock will provide us with the flexibility to issue common stock for proper corporate purposes that may be identified by our Board of Directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. The authorized shares of common stock in excess of those issued or reserved for issuance will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Stockholders should note that no assurance can be given that the foregoing effects will occur.

We have no present understandings or agreements that will involve the issuance of capital stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, betters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions. We need to raise money for four key areas of our business. The first area is the acquisition of the remaining 65% of the Peace East project to ensure 100% ownership of the project moving forward; the second is to raise funds to purchase the remaining 531 square miles of territory in our mandate; the third area is again part of our mandate once the lands have been purchased and that is to ensure that we comply with our exploratory drilling and Seismic requirements over the next 12 months and the final area is to raise funds for general operations. In order to accomplish these goals, we will the need to increase the share float and do the reverse split on the share base in order to use our common shares as consideration for any prospective transaction (although no transaction has been negotiated as yet).

Furthermore, our Board of Directors believes it prudent to have shares of capital stock available for such corporate purposes as our Board of Directors may from time to time deem necessary and advisable, including for acquisitions and the raising of additional capital.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issued upon exercise of stock options and/or warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders, except that a plurality is required for the election of directors. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our directors, and the holders of the remaining shares by themselves cannot elect any directors. Holders of common stock are entitled to receive dividends, if and when declared by our board of directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding, including but not limited to, the preferred stock.

AUTHORIZE THE PREFERRED STOCK

Our board of directors will have the authority, without further action by the shareholders, to issue such shares of up to 100,000,000 preferred stock in one or more series and to fix the rights, preferences and the number of shares constituting any series or the designation of such series. The issuance of preferred stock may have the effect of delaying or preventing a change in control or make removal of our management more difficult. Additionally, the issuance of preferred stock may have the effect of decreasing the market price of the common stock and may adversely affect the voting and other rights of the holders of common stock.

Without seeking stockholder approval, our board may issue preferred stock with voting and other rights that could adversely affect the voting power of the holders of our common stock.

The rights, preferences, privileges and restrictions of the preferred stock of each series will be fixed by the articles supplementary relating to each series. The terms of any issued preferred stock may include:

o the maximum number of shares in the series and the distinctive designation;

o the terms on which dividends, if any, will be paid;

o the terms on which the shares may be redeemed, if at all;

o the liquidation preference, if any;

o the terms of any retirement or sinking fund for the purchase or redemption of the shares of the series;

o the terms and conditions, if any, on which the shares of the series shall be convertible into, or exchangeable for, shares of any other class or classes of capital stock;

o the voting rights, if any, on the shares of the series; and

o any or all other preferences and relative, participating, operational or other special rights or qualifications, limitations or restrictions of the shares.

The issuance of preferred stock may delay, deter or prevent a change in control. No preferred shares have been issued to date,

MATERIAL TERMS OF THE REVERSE SPLIT

 The consenting stockholders believe that the Reverse Split will be in the best interests of the Company and its stockholders because the Company believes the Reverse Split will maximize stockholder value. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Company’s common shares. The Board, at the request of the consenting stockholders has by majority adopted a resolution to effect a one-for-ten (1:10) reverse stock split (the “Reverse Split”) of the Common Stock. The Board believes that the Reverse Split is in the Company’s best interests, principally because it may increase the trading price of the Common Stock and it reduces the capital structure which might enable the Company to raise capital to develop its business. An increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community and give us an opportunity to possibly restructure the loan. For example, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company’s business objectives.

As of  May 1, 2008, there are 56,883,478 shares of common stock issued and outstanding. The immediate effect of the Reverse Split will be to reduce the number of presently issued and outstanding shares of Common Stock from approximately 56,883,478 to approximately up to 5,688,349. The Company, after this Reverse Split, shall have 400,000,000 authorized common shares, which leaves 394,312,651 shares available for issuance following the Reverse Split and the increase in the authorized shares. Although we are exploring additional acquisitions similar to Great Bear Explorations Inc, there are no pending stock offerings, investments, or plan equity sales at this time. Stockholders should note that no assurance can be given that the foregoing effects will occur.

The Reverse Split will affect all of the holders of the Company’s Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares as no fractional shares will be issued in connection with the Reverse Split. Any fractional shares will be rounded to the next whole share. Shareholders who would otherwise be entitled to receive fractional shares will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the “Effective Date”). Upon the Effective Date, the Company will notify the National Association of Securities Dealers and request an ex-dividend date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

The shares of new common stock will be fully paid and non-assessable. The amendment to our Certificate of Incorporation relating to the reverse stock split will not change the terms of our common stock. The shares of the new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized and held by our stockholders. No stockholder’s percentage ownership of common stock will be altered except to the extent that any holder of common stock who would otherwise be entitled to a fractional share of new common stock as a result of the reverse stock split receives one share of the common stock when rounding up.

The reduction in the number of outstanding shares will affect the presentation of stockholders’ equity in our balance sheet. Because the par value of the shares of our common stock is not changing as a result of the reverse stock split, our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital.

Thus, there will not be a material dilution experienced by our shareholders. However, subsequent issuance of additional shares of common stock for any transactions, as discussed above or arising from the issuance of preferred stock (that includes a conversion feature as part of the rights and preferences) that is subsequently converted to common stock, will result in dilution to the percentage of issued and outstanding shares held by shareholders as of the date herein.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, EvFDn if done at an above market premium and favored by a majority of independent shareholders.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Forward Split. The Articles of Incorporation or Bylaws do not address any consequence of the Forward Split.

However, the issuance of preferred stock may result in certain anit-takeover implications. The Company’s Board of Directors will be authorized to issue from time to time, without shareholder authorization, in one or more designated series or classes, any or all of the authorized but unissued shares of Preferred Stock with such dividend, redemption, conversion and exchange provisions as may be provided in the particular series. Any series of Preferred Stock may possess voting, dividend, liquidation and redemption rights superior to that of the Common Stock. The rights of the holders of Common Stock will be subject to and may be adversely affected by the rights of the holders of any Preferred Stock that may be issued in the future. Issuance of a new series of Preferred Stock, while providing desirable flexibility in connection with possible acquisition and other corporate purposes, could make it more difficult for a third party to acquire, or discourage a third party from acquiring, a majority of the outstanding voting stock of the Company.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

This summary of the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts, and the tax treatment to particular stockholders may vary depending upon each stockholder’s particular facts and circumstances. Accordingly, each stockholder should consult with the stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Split.

DISSENTER’S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada does not provide for dissenter’s rights of appraisal in connection with the above actions.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB/A for the year ended June 30, 2005, and (b) the ability to operate our business in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances or otherwise update these forward looking statements.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2007 on Form 10-KSB with the SEC, a copy of which is being provided with this proxy statement. A copy of past annual reports on Form 10-KSB (except for certain exhibits thereto) may be obtained, upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, and March 31, 2008.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

This information statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

RATIFICATION OF THE 2008 STOCK OPTION PLAN

2008 STOCK OPTION PLAN

 This summary is qualified in its entirety by the terms of the 2008 Stock Option Plan, a copy of which is attached hereto as Exhibit A.

On September 6, 2006, the Company’s shareholders approved the adoption of a 2006 Stock Option Plan whereby 2,685,388 shares of common stock may be granted under this Plan. Subsequently, the board adopted a 2007 Stock Option Plan. No options were issued pursuant to the2007 Stock Option Plan. The 2008 Stock Option Plan shall supersede the 2006 Stock Option Plan and the 2007 Stock Option Plan.

The 2008 Stock Option Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the 2008 Stock Option Plan shall be eight million Five hundred thousand (8,500,000) shares of common stock pre-reverse split which will change to _eight hundred and fifty thousand (850,000) shares of common stock post reverse split.

To date, no options have been awarded pursuant to the 2008 Stock Option Plan.

The 2008 Stock Option Plan is administered by a committee currently consisting of the Board of Directors (the "Committee"). The Committee is generally empowered to interpret the Stock Option Plan; to prescribe rules and regulations relating thereto; to determine the terms of the option agreements; to amend the option agreements with the consent of the optionee; to determine the key employees and directors to whom options are to be granted; and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price of options granted under the Stock Option Plan will be not less than 100% (110% for ISOs if the optionee owns more than 10% of the common stock) of the fair market value per share of common stock on the date the options are granted. The Stock Option also provides for the issuance of stock appreciation rights at the discretion of the Committee and provides for the issuance of restricted stock awards at the discretion of the Committee.

Options will be exercisable for a term that will not be greater than ten years from the date of grant (five years from the date of grant of an ISO if the optionee owns more than 10% of the common stock). In the event of the termination of the relationship between the option holder and the Company for cause (as defined in the Stock Option Plan), all options granted to that option holder terminate immediately. Options may be exercised during the option holder's lifetime only by the option holder or his or her guardian or legal representative.

Options granted pursuant to the Stock Option Plan which are ISOs are intended to enjoy the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the Stock Option Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the common stock subject to ISOs exercisable for the first time by an option holder during any calendar year (under all plans of the Company) may not exceed $100,000. The Board of Directors of the Company may modify, suspend or terminate the Stock Option Plan; provided, however, that certain material modifications affecting the Stock Option Plan must be approved by the stockholders, and any change in the Stock Option Plan that may adversely affect an option holder's rights under an option previously granted under the Stock Option Plan requires the consent of the option holder.

The Committee may grant shares of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion (“Restricted Stock”), which terms, conditions and restrictions shall be set forth in the instrument evidencing the Restricted Stock award.  The Committee may provide that the forfeiture restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee.  The grantee of a Restricted Stock award shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise, (i) the grantee shall not be entitled to delivery of the Common Stock certificate until the applicable forfeiture restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the forfeiture restrictions have expired, (iii) the grantee may not transfer the Common Stock until the forfeiture restrictions have expired and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock agreement shall cause a forfeiture of the Restricted Stock award.

The Committee may grant Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant who receives it to receive, upon exercise, shares of Common Stock equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The 2008 Stock Option Plan provides for the grant of SARs, either in tandem with options or on a freestanding basis. With respect to a tandem SAR, the exercise of the option (or the SAR) will result in the cancellation of the related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised.

The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.  However, the Committee may not waive the repurchase or forfeiture period with respect to a Restricted Stock award that has been granted if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

The 2008 Stock Option Plan may be amended, terminated or suspended by the Board at any time.  The 2008 Stock Option Plan will terminate not later than the ten-year anniversary of its effective date.  However, awards granted before the termination of the 2008 Stock Option Plan may extend beyond that date in accordance with their terms.

The Board of Directors of the Company believes that the 2008 Stock Option Plan reserves sufficient additional shares to provide for additional grants to employees in the near future in order to attract and retain such key personnel.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

By /s/ Ian Morrice
IAN MORRICE
Date: June 19, 2008

DAIRY FRESH FARMS, INC.
2008 STOCK OPTION PLAN

1. Purpose. The purpose of this Plan is to advance the interests of Dairy Fresh Farms, Inc. (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2. Definitions. As used herein, the following terms shall have the meanings indicated:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall mean any of the following:

(i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

(ii) a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v) any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii) if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c) “Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

(f) “Common Stock” shall mean the Company’s Common Stock, par value $.001 per share.

(g) “Director” shall mean a member of the Board.

(h) “Employee” shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(k) “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(l) “Non-Statutory Stock Option” or “Nonqualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(m) “Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(n) “Option” (when capitalized) shall mean any stock option granted under this Plan.

(o) “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(p) “Plan” shall mean this 2008 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company’s issued and outstanding Common Stock of the Company.

(q) “Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(r) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to eight hundred and fifty thousand (850,000) Shares from Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

4. Limitations. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

5. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

7. Exercise of Options.

(a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

(b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

(c) Any Option may, in the discretion of the Committee, be exercised pursuant to a “cashless” or “net issue” exercise. In lieu of exercising the Option as specified in subsection (a) above, the Optionee may pay in whole or in part with Shares, the number of which shall be determined by dividing (a) the aggregate Fair Value of such Shares otherwise issuable upon exercise of the Option minus the aggregate Exercise Price of such Option by (b) the Fair Value of one such Share, or the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option equal to the quotient of the (a) aggregate Fair Value of all the Shares issuable upon exercise of the Option minus the aggregate Exercise Price of such Option (b) divided by the Fair Value of one such share. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised.

8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

(a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9. Termination of Option Period.

(a) Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i) three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

(ii) immediately upon (A) the termination by the Company of the Optionee’s employment for Cause, or (B) an Improper Termination;

(iii) one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

(iv) the later of (a) one year after the date of termination of the Optionee’s employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

(b) The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c) Upon termination of Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

10. Adjustment of Shares.

(a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i) appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned;

(ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii) such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

(c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

(e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11. Transferability. No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee’s lifetime by any person other than the Optionee.

12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and

(iii) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

13. Stock Appreciation Rights. The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14. Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

15. Administration of this Plan.

(a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

(c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

16. Incentive Options for 10% Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

17. Interpretation.

(a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b) This Plan shall be governed by the laws of the State of Nevada.

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

18. Amendment and Discontinuation of this Plan. Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

19. Termination Date. This Plan shall terminate ten years after the date of adoption by the Board of Directors